CAPITAL RISK MANAGEMENT	12 Months Ended
Mar. 31, 2026
Notes and other explanatory information [abstract]
CAPITAL RISK MANAGEMENT

23.	CAPITAL RISK MANAGEMENT

The Group manages its capital to ensure that the Group will be able to continue as a going concern while maximizing the return to the shareholders through the optimization of the debt and equity balance. The Group has obtained financial support from its shareholders, which has agreed to provide adequate funds to enable the Group to meet in full its financial obligations as they fall due in the foreseeable future and not to demand for repayment until the Group has financial ability to do so. The Group’s overall strategy remains unchanged from prior year.

The capital structure of the Group consists of bank and other borrowings disclosed in Note 21, amounts due to a shareholder and directors disclosed in Note 16 and lease liabilities as disclosed in Note 20, net of cash and cash equivalents and equity attributable to owner of the Group, comprising issued share capital, share premium, other reserve and accumulated losses.

The directors of the Company review the capital structure on an on-going basis. As part of this review, the directors consider the cost of capital and the risks associated with each class of capital.

Based on recommendations of the directors, the Group will balance its overall capital structure through new share issuances as well as debt financing.